SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ______________________

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                October 30, 2000


                           One World Online.com, Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

       33-16757                                           87-0411771
(Commission file number)                       (IRS employer identification no.)

4778 North 300 West, Suite 200, Provo, Utah                   84604
 (Address of principal executive offices)                   (Zip code)


                                 (801) 852-3540
              (Registrant's telephone number, including area code)



                   This document contains a total of 21 pages.

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Item 5. Other Events

PROJECTIONS

     On November 6, 2000, One World Online.Com, Inc. (the "Company") issued the following press release:

One World Online Member Registrations exceed Forty-Nine Thousand

PROVO, Utah November 6, 2000 -- One World Online.com,  Inc. (OTC Bulletin Board:
OWOL), an online loyalty and rewards based community, today announced that member registrations surpassed forty-nine thousand. Continued growth in member registrations is a key factor in One World Online achieving proforma projections. Proforma projections for the fiscal year ending June 30, 2001, are approximately $17.13 million in revenues with gross profit of approximately $14.02 million, operating loss of approximately $2.42 million and a net loss of approximately $2.58 million. For the fiscal year ending June 30, 2002, proforma projections are for approximately $85.79 million in sales with gross profits of approximately $71.53 million, operating profits of approximately $18.44 million and a net profit of approximately $10.97 million. Based on these projections, One World Online could be profitable by June of 2001.

"These projections are based on current goals for growth," said David N. Nemelka, CEO of One World Online. "However, we share this proforma information only to provide perspective as to what our current goals are for the company. These projections are forward-looking statements and should not be relied upon as an indication of the actual results that may be attained. We give no assurance that these proforma projections will be achieved. There are many factors that can negatively impact the growth of our business and we recognize that the risks inherent in an early stage company can significantly impact our ultimate performance.

About One World Online.com
One World Online.com is an online community pioneering a new Internet model that combines a unique rewards and loyalty program with a person to person customer acquisition and service model.

Services and solutions provided by the company include: nationwide ISP services; virtual online shopping; Internet radio station; Web site creation and hosting services; eCommerce solutions for small and mid-sized businesses; and Internet marketing and training resources for businesses and individuals.

Forward-Looking Statements: This release contains forward-looking statements, which are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Expressions of future goals and similar expressions reflecting something other than historical fact are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. These forward-looking statements involve a number of risks and uncertainties, including the timely development and market acceptance of products and technologies, successful integration of acquisitions, the ability to secure additional sources of financing, the ability to reduce operating expenses and other factors. The actual results that the Company achieves may differ materially from any forward-looking statements due to such risks and uncertainties. The Company undertakes no obligations to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

REVOLVING LOAN AGREEMENT

     In October 2000, the Company entered into a Revolving Loan and Security Agreement with Tradeco Corp. ("Tradeco"), a Utah corporation. Tradeco is an affiliate of David N. Nemelka, the president of the Company. Under the terms of the agreement, Tradeco agreed to make periodic loans to the Company in an aggregate principal amount at any one time outstanding not to exceed $2,000,000 for a twelve month period. Tradeco's obligation to lend funds is limited by certain conditions set forth in the Revolving Loan and Security Agreement. All amounts lent are evidenced by convertible promissory notes ("Notes") that bear interest at the rate of percent (10%) per annum until the Note is paid in full or converted. Principal and accrued interest is due and payable in a single balloon payment on January 15, 2002 (the "Maturity Date"). The Notes are not subject to any sinking fund.

     Note holders have the right, at Note holders' option, at any time prior to the maturity date, to convert the principal and accrued interest of the Notes into common stock of the Company, at the lesser of (i) $3.50 per share or (ii) the average of the average closing bid price of the Company's common shares quoted on the Nasdaq Stock Market System or reported on the NASD's OTC Bulletin Board during the ten trading days preceding the conversion date, subject to a minimum conversion price of one dollar ($1). The Note holder must convert all of the principal and accrued interest if any amount is converted. No payment or adjustment shall be made upon any conversion with respect to any dividends on the common stock delivered upon conversion.

     Prior to conversion, the Company may, in its sole discretion, call one or more Notes for payment by the delivery of a notice of such call to the Note holder. The Note holder shall have a 30-day period after the Company gives notice of the call to convert the Note. Unless so converted, the Company shall pay to the Note holder the principal and accrued, but unpaid, interest due as of the expiration of Note holder's conversion right (i.e., 30 days after notice of the call has been sent to holder), in exchange for which Note holder is required to deliver the Note to the Company.

     Subject to a prior security interest held by Company debt holders in the principal amount of $1,519,000, Note holder has a security interest in the following types of assets of One World Online.Com, Inc.:

        A.     All accounts, goods, equipment, fixtures, and inventory;
        B. All money, cash, instruments (including checks and promissory notes), documents of title, chattel paper, and utility and security deposits;
        C. All deposit accounts and all amounts on deposit with any banks or other financial institutions, and all amounts owed or becoming owed on account of credit card sales and collections, including, without limitation, all amounts due under merchant bankcard or similar agreements;
        D. All securities, shares of stock and ownership interests in other business entities, including any affiliates or subsidiaries of the Company; and
        E.     All cash and non-cash proceeds and products of the foregoing.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        a.     Financial Statements of Businesses Acquired.

                  Not applicable.

        b.     Pro Forma Financial Information.

                  Not applicable.

        c.     Exhibits.

       Number                 Description

        10.1             Revolving Loan Note

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ONE WORLD ONLINE.COM, INC.




Date: November 6, 2000        By /s/ David N. Nemelka
                                 _____________________
                                 David N. Nemelka
                                 President, Chief Executive Officer and Director

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